EXHIBIT 10.3

SPARTAN STORES, INC.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

____________________________________

ARTICLE I

ESTABLISHMENT OF THE PLAN

                    1.1          History of the Plan.

                    Spartan Stores, Inc., a Michigan corporation, established a retirement benefit plan to be known as the Spartan Stores, Inc. Supplemental Executive Retirement Plan. The Plan was established effective as of April 1, 1990 and has been periodically amended.

                    1.2          Purpose.

                    Employer desires to retain the services of a select group of executives who contribute to the profitability and success of Employer. Employer adopted the Plan to provide additional retirement income to the executives who participate in the Plan.

                    1.3          This Document.

                    Employer is redesigning, amending and restating the Pension Plan as of April 1, 1998. By this document, Employer is amending and restating this Plan as of the same date - April 1, 1998. The Plan shall be comprised of this Plan document and the Appendices.

                    1.4          Status of Plan Under ERISA.

                    The Plan is intended to be "unfunded" and maintained "primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" for purposes of ERISA. Accordingly, the Plan is not intended to be covered by Parts 2 through 4 of Subtitle B of Title I of ERISA.

ARTICLE II

DEFINITIONS

                    The following terms shall have the meanings described in this Article unless the context clearly indicates another meaning. All references in the Plan to specific Articles or Sections shall refer to Articles or Sections of the Plan unless otherwise stated.

                    2.1          Accrued Benefit.

                    "Accrued Benefit" has the same meaning as in the Pension Plan.

                    2.2          Actuarial Equivalent.

                    "Actuarial Equivalent" means the equality in value of the aggregate amount of benefits to be received under different forms of payment. Actuarially Equivalent benefits shall be determined using actuarial assumptions used for determining actuarially equivalent benefits in the Pension Plan.

                    2.3          Annuity Starting Date.

                    "Annuity Starting Date" has the same meaning as in the Pension Plan.

                    2.4          Beneficiary.

                    "Beneficiary" has the same meaning as in the Pension Plan.

                    2.5          Code.

                    "Code" means the Internal Revenue Code of 1986, as amended.

                    2.6          Death Benefit.

                    "Death Benefit" has the same meaning as in the Pension Plan.

                    2.7          Disability Retirement Benefit.

                    "Disability Retirement Benefit" has the same meaning as in the Pension Plan.

                    2.8          Early Retirement Benefit.

                    "Early Retirement Benefit" has the same meaning as in the Pension Plan.

                    2.9          Employee.

                    "Employee" means any common-law employee of Employer. An individual who is treated by Employer as an independent contractor or self-employed individual for purposes of income tax withholding by Employer is not an Employee.

                    2.10          Employer.

                    "Employer" means Spartan Stores, Inc.

                    2.11          ERISA.

                    "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                    2.12          Normal Retirement Benefit.

                    "Normal Retirement Benefit" has the same meaning as in the Pension Plan.

                    2.13          Participant.

                    "Participant" means an Employee or former Employee of Employer who has met the requirements for participation under Article III, and who is or may become eligible to receive a retirement benefit from the Plan.

                    2.14          Pension Plan.

                    "Pension Plan" means the Spartan Stores, Inc. Cash Balance Pension Plan (formerly, the Spartan Stores, Inc. Pension Plan), as currently in effect as of April 1, 1998 and as it may be amended in the future.

                    2.15          Plan.

                    "Plan" means the Spartan Stores, Inc. Supplemental Executive Retirement Plan.

                    2.16          Plan Administrator.

                    "Plan Administrator" means the named fiduciary responsible for the operation and administration of the Plan as provided in Article VII.

                    2.17          Single Life Annuity.

                    "Single Life Annuity" has the same meaning as in the Pension Plan.

                    2.18          Spouse.

                    "Spouse" has the same meaning as in the Pension Plan.

                    2.19          Statutory Limits.

                    "Statutory Limits" mean any limits imposed by the Code on benefits under the Pension Plan. This includes, but is not limited to, the limits imposed by Sections 401(a)(17) and 415 of the Code.

ARTICLE III

PARTICIPATION

                    3.1          Eligibility for Participation.

                    The Plan Administrator may periodically designate, in writing, Employees to participate in the Plan. It is intended that participation be limited to Employees who are participants in the Pension Plan and who will qualify as members of a "select group of management or other highly compensated employees" under Title I of ERISA. An Employee shall begin to participate in the Plan upon the date designated by the Plan Administrator.

                    Upon becoming eligible to participate, each Employee shall complete and submit to Employer the application for participation form attached to the Plan as Appendix A.

                    3.2          Termination of Active Participation.

                    The Plan Administrator may remove an Employee from further active participation in the Plan. If this occurs, the Employee shall not earn any additional benefits under the Plan. The amount of the Employee's benefits, if any, under the Plan shall be determined as of the date he ceases active participation. The Employee's benefits shall be paid only if he satisfies the other requirements of the Plan.

ARTICLE IV

BENEFITS

                    4.1          Eligibility.

                    A Participant shall be eligible for a benefit under the Plan if he terminates employment with Employer and receives one of the following types of benefits from the Pension Plan: Normal Retirement Benefit, Early Retirement Benefit, or Disability Retirement Benefit. Further, a Participant shall be eligible for a benefit under the Plan if he terminates employment with Employer on or after June 1, 1998 and receives a Deferred Vested Benefit from the Pension Plan. Similarly, the Spouse or Beneficiary of a Participant shall be eligible for a benefit under the Plan if the Participant dies before his Annuity Starting Date under the Pension Plan and his Spouse or Beneficiary is eligible for a Death Benefit under the Pension Plan.

                    4.2          Amount of Benefit.

                    Except as otherwise provided in an Appendix, the benefits payable to an eligible Participant or Spouse or Beneficiary shall be equal to the amount, if any, by which (a) exceeds (b):

                    (a)          The Accrued Benefit that would have been payable to the Participant or Spouse or Beneficiary under the Pension Plan, but for the operation of the Statutory Limits.

                    (b)          The Accrued Benefit payable to the Participant or Spouse or Beneficiary from the Pension Plan.

For this purpose, the Participant's Accrued Benefit shall be calculated in accordance with the Pension Plan as in effect as of April 1, 1998 and as it may be amended in the future.

                    The Participant's Accrued Benefit shall be converted to a lump sum amount for purposes of Section 4.3, in accordance with the Actuarial Equivalent principles set forth in the Pension Plan.

                    4.3          Payment.

                    (a)          Benefit Payment to Participant. Prior to April 1, 1998 (when the Plan was amended and restated), a Participant's benefit was distributed in a Single Life Annuity (if to a unmarried Participant) or a joint and 50% survivor annuity (if to a married Participant). However, the Participant could waive the automatic form and elect a ten-year certain and life annuity.

                    Effective as of April 1, 1998, the Participant may elect to receive his benefit in one of the following forms:

                    (i)          Single Lump Sum Payment. A lump sum distribution of the Participant's benefit under the Plan.

                    (ii)          Five Annual Installment Payments. Five annual installment payments of the Participant's benefit under the Plan. If a Participant dies before receiving all of the installments, the remaining installments shall be paid to his Beneficiary. After the first annual installment, each subsequent installment shall be increased annually for interest. For this purpose, the interest rate shall equal the yield on five-year Treasury notes on the date the first annual installment is paid.

                    (iii)          Ten Annual Installment Payment. Ten annual installment payments of the Participant's benefit under the Plan. If a Participant dies before receiving all of the installments, the remaining installments shall be paid to his Beneficiary. After the first annual installment, each subsequent installment shall be increased annually for interest. For this purpose, the interest rate shall equal the yield on ten-year Treasury notes on the date the first annual installment is paid.

                    Each Participant must make an irrevocable election regarding the form in which his benefit shall be paid. For Employees who become Participants in the Plan on or before October 13, 1998, this election must be made by no later than November 13, 1998. For Employees who become Participants after October 13, 1998, an irrevocable election must be made within 30 days of becoming a Participant. An irrevocable election must be made by completing an Employer-provided distribution election form and returning the form to Employer.

                    Notwithstanding the provisions of the immediately preceding paragraph, after the date of the Participant's election and before the date benefits are payable, the Participant may submit a written request to an administrative committee appointed by Employer's Board of Directors to change the form in which his Plan benefits are distributed. The Participant's request shall not be binding on the administrative committee nor shall the Participant have any ability to require the administrative committee to grant his request. Rather, the administrative committee will act in its sole discretion in granting or denying the request. If the Participant is a member of the administrative committee, the Participant shall abstain from voting and shall take no action with respect to his request for a change in the form in which his benefits are payable. If the administrative committee approves the request, benefits shall be payable in the alternate form.

                    Benefits shall be paid to the Participant as of the first day of the month following the month during which the Participant terminates employment with Employer.

                    For purposes of (ii) and (iii), the Participant's Beneficiary shall be designated in accordance with the rules in the Pension Plan and shall be the same individual the Participant has designated as his Beneficiary under the Pension Plan unless the Participant completes a separate Employer-provided Beneficiary designation form with respect to the distribution of this Plan's benefit and returns it to Employer. The Participant may change his Beneficiary designation at any time prior to death by completing a new Beneficiary designation form and filing it with Employer.

                    (b)          Benefit Payment to Spouse or Beneficiary. If the Participant dies before his Annuity Starting Date under the Plan, his Spouse or Beneficiary may be eligible for a Death Benefit under this Plan. The Death Benefit under this Plan shall be paid in the form of a single lump sum payment (which shall be the Actuarial Equivalent of a Single Life Annuity) and shall be made as of the first day of the month following the month of the Participant's death. The Beneficiary of the Death Benefit shall be the same individual the Participant has designated as his Beneficiary under the Pension Plan unless the Participant completes a separate Employer-provided Beneficiary designation form with respect to the distribution of this Plan's Death Benefit and returns it to Employer. The Participant may change his Beneficiary designation at any time prior to death by completing a new Beneficiary designation form and filing it with Employer.

                    4.4          Tax Withholding.

                    Benefit payments from the Plan shall be subject to all applicable tax withholdings.

ARTICLE V

CHANGE IN CONTROL

                    5.1          Eligibility for Benefit.

                    A Participant shall have a nonforfeitable, fully vested right to the benefit the Participant shall have earned under the Plan from and after the date Employer has a change in control. For purposes of this Article, the term "change in control" means:

                    (a)          The acquisition by any individual, entity, or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 20% or more of either (i) the then outstanding shares of common stock of Employer (the "Outstanding Employer Common Stock") or (ii) the combined voting power of the then outstanding securities of Employer entitled to vote generally in the election of directors (the "Outstanding Employer Voting Securities"); provided, however, that the following acquisitions shall not constitute a change in control: (A) any acquisition by Employer, (B) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by Employer or any corporation controlled by Employer, (C) any acquisition by any corporation pursuant to a reorganization, merger, or consolidation involving Employer, if, immediately after such reorganization, merger, or consolidation, each of the conditions described in (i), (ii), and (iii) of subsection (c) shall be satisfied, or (D) with respect to an individual Participant, any acquisition by the Participant or any group of persons including the Participant; and provided further that, for purposes of (A), if any Person (other than Employer or any employee benefit plan (or related trust) sponsored or maintained by Employer or any corporation controlled by Employer) shall become the beneficial owner of 20% or more of the Outstanding Employer Common Stock or 20% or more of the Outstanding Employer Voting Securities by reason of an acquisition by Employer and such Person shall, after such acquisition by Employer, become the beneficial owner of any additional shares of the Outstanding Employer Common Stock or any additional Outstanding Employer Voting Securities, such additional beneficial ownership shall constitute a change in control;

                    (b)          Individuals who, as of April 1, 1998, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided, however, that any individual who becomes a director of Employer subsequent to April 1, 1998 whose election, or nomination for election by Employer's shareholders, was approved by the vote of at least two-thirds of the directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of Employer in which such person is named as a nominee for director, without objection to such nomination) shall be deemed to have been a member of the Incumbent Board; and provided further, that no individual who was initially elected as a director of Employer as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board, shall be deemed to have been a member of the Incumbent Board;

                    (c)          Approval by the shareholders of Employer of a reorganization, merger, or consolidation unless, in any such case, immediately after such reorganization, merger, or consolidation, (i) more than 50% of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger, or consolidation and more than 50% of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who were the beneficial owners, respectively, of the Outstanding Employer Common Stock and the Outstanding Employer Voting Securities immediately prior or such reorganization, merger, or consolidation and in substantially the same proportions relative to each other as their ownership, immediately prior to such reorganization, merger, or consolidation, of the Outstanding Employer Common Stock and the Outstanding Employer Voting Securities, as the case may be, (ii) no Person (other than: (A) Employer, any employee benefit plan (or related trust) sponsored or maintained by Employer or the corporation resulting from such reorganization, merger, or consolidation (or any corporation controlled by Employer), or (B) any Person which beneficially owned, immediately prior to such reorganization, merger, or consolidation, directly or indirectly, 20% or more of the Outstanding Employer Common Stock or the Outstanding Employer Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of such corporation or 20% or more of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger, or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such reorganization, merger, or consolidation; or

                    (d)          Approval by the shareholders of Employer of (i) a plan of complete liquidation or dissolution of Employer or (ii) the sale or other disposition of all or substantially all of the assets of Employer other than to a corporation with respect to which, immediately after such sale or other disposition, (A)  more than 50% of the then outstanding shares of common stock thereof and more than 50% of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Employer Common Stock and the Outstanding Employer Voting Securities immediately prior to such sale or other disposition and in substantially the same proportions relative to each other as their ownership, immediately prior to such sale or other disposition, of the Outstanding Employer Common Stock and the Outstanding Employer Voting Securities, as the case may be, (B) no Person (other than Employer, any employee benefit plan (or related trust) sponsored or maintained by Employer or such corporation (or any corporation controlled by Employer), or any Person which beneficially owned, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Outstanding Employer Common Stock or the Outstanding Employer Voting Securities as the case may be) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of Common stock thereof or 20% or more of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors thereof were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition.

                    5.2          Amount of Benefits.

                    A Participant's benefit shall be the amount determined under Section 4.2, subject to Section 5.1, as of the date of the Participant's termination of employment.

                    5.3          Payment.

                    Benefits shall be paid in accordance with Section 4.3.

                    5.4          Funding of Benefits.

                    If a change in control occurs, Employer shall establish a grantor trust of the type referred to as a "rabbi trust" to fully fund all Participants' vested Plan benefits, the assets of which will be subject to the claims of creditors of Employer in the event of its insolvency. The benefits that become payable under the Plan to a Participant or his Beneficiary shall be paid from the assets of that trust to the extent they are not paid directly by Employer.

ARTICLE VI

OTHER TERMINATION OF EMPLOYMENT
AND NONCOMPETITION

                    6.1          Other Termination of Employment.

                    Notwithstanding any other provisions of the Plan, no benefits shall be payable to the Participant or his Spouse or Beneficiary under the Plan in either of the following situations:

                    (a)          If the Participant terminates employment before becoming entitled to benefits under the Plan; or

                    (b)          If the Participant's employment with Employer is terminated by Employer for cause, as defined in Section 6.2.

                    6.2          Termination of Employment for Cause.

                    (a)          For purposes of Section 6.1, a Participant is terminated for "cause" if his employment is terminated for any of the reasons set forth in this Section.

                    (i)          General Definition of Cause. Except upon a change in control (see (ii) below), a Participant is terminated for "cause" if his employment is terminated for any of the following reasons:

                    (A)          Gross negligence, fraud, dishonesty or willful violation of any law or significant Employer policy, committed in connection with his employment and resulting in a material adverse effect on Employer; or

                    (B)          Failure to substantially perform (for reasons other than disability) the duties reasonably assigned to him in a manner consistent with prior practice.

                    (ii)          Definition of Cause Upon a Change in Control. Notwithstanding (i) above, upon a change in control, a Participant is terminated for "cause" if his employment is terminated for any of the following reasons:

                    (A)          The willful and continued failure by the Participant to substantially perform his duties with Employer (other than any such failure resulting from Participant's incapacity due to physical or mental injury or illness, or any such actual or anticipated failure resulting from Participant's termination for "good reason" (as that term is defined in the Participant's Executive Severance Agreement with Employer) after a demand for substantial performance is delivered to the Participant by the

Board of Directors (which demand shall specifically identify the manner in which the Board of Directors believes that the Participant has not substantially performed his duties); or

                    (B)          The willful engaging by the Participant in gross misconduct materially and demonstrably injurious to Employer.

                    For this purpose, no act or failure to act on the part of the Participant shall be considered "willful" unless done or omitted to be done by the Participant not in good faith and without reasonable belief that his action(s) or omission(s) was in the best interests of Employer. Notwithstanding the foregoing, the Participant shall not be deemed to have been terminated for cause unless and until Employer provides Participant with a copy of a resolution adopted by an affirmative vote of not less than two-thirds of the entire membership of the Board of Directors at a meeting of the Board of Directors called and held for the purpose (after reasonable notice to the Participant and an opportunity for the Participant, with counsel, to be heard before the Board of Directors), finding that in the good faith opinion of the Board of Directors the Participant has been guilty of conduct set forth in (i) or (ii) above, setting forth the particulars in detail. A determination for cause by the Board of Directors shall not be binding upon or entitled to deference by any finder of fact in the event of a dispute, it being the intent of the parties that such finder of fact shall make an independent determination of whether the termination was for "cause" as defined in (i) or (ii) above.

                    (b)          The definition of "cause" in this Section is relevant only for purposes of eligibility for benefits under this Plan, and is not intended to change the status of a Participant as an "at will" Employee of Employer.

                    (c)          If Employer determines that a Participant is ineligible for benefits because the Participant's employment was terminated for cause and the Participant disputes that determination, the Participant's sole remedy after exhausting the claims procedure of Section 7.5 shall be arbitration. The arbitration procedure is attached to the Plan as Appendix B.

                    6.3          Noncompetition.

                    Any Participant who retires under the Plan shall not engage in "competition" with Employer within three years after retirement. For this purpose, a Participant is engaged in "competition" if he accepts employment, is retained as a consultant or receives any consideration, financial or otherwise, by or from a competing business (as determined by Employer's Board of Directors).

                    If a Participant violates this noncompetition provision, his benefits under the Plan shall be reduced by the amount of "compensation" received from the competing business during the three-year noncompetition period described in the immediately preceding paragraph. For this purpose, "compensation" includes the total value of any monetary compensation and nonmonetary compensation, including any amounts deferred during the three-year noncompetition period. If the Participant is self-employed, "compensation" means gross income before expenses.

                    Employer shall have the right to obtain sufficient information regarding compensation from a competing retail business to calculate the reduction in benefits described in this Section. If the Participant fails to provide timely or complete information, benefit payments shall be ceased until such information is provided.

                    However, in the event of a change in control, as described in Section 5.1, this Section shall be deleted and shall have no effect.

ARTICLE VII

ADMINISTRATION

                    7.1          Plan Administrator.

                    Employer shall have the sole responsibility for the administration of the Plan and is designated as named fiduciary and Plan Administrator.

                    7.2          Appointment of Administrative Committee.

                    Employer may delegate all or a portion of its duties as Plan Administrator to an Administrative Committee. The members of the administrative committee shall be selected by Employer. If an administrative committee is appointed, it shall have the power and duties of the Plan Administrator which are described in this Article and which are delegated to the administrative committee.

                    7.3          Powers of Plan Administrator.

                    The Plan Administrator shall have all discretionary powers necessary to administer, and satisfy its obligations under the Plan, including, but not limited to, the following:

                    (a)          Maintain records pertaining to the Plan.

                    (b)          Interpret the terms and provisions of the Plan.

                    (c)          Establish procedures by which Participants may apply for pension benefits under the Plan and appeal a denial of pension benefits.

                    (d)          Determine the rights under the Plan of any Participant applying for or receiving pension benefits.

                    (e)          Administer the claims procedure provided in this Article.

                    (f)          Perform all acts necessary to meet the reporting and disclosure obligations imposed by Sections 101 through 111 of ERISA.

                    (g)          Delegate specific responsibilities for the operation and administration of the Plan to such employees or agents as it deems advisable and necessary.

                    7.4          Standard of Care.

                    The Plan Administrator shall administer the Plan solely in the interest of Participants and for the exclusive purposes of providing pension benefits to such Participants and their beneficiaries. The Plan Administrator shall administer the Plan with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person, acting in a like capacity and familiar with such matters, would use in the conduct of an enterprise of a like character and with like aims.

                    The Plan Administrator shall not be liable for any act or omission relating to its duties under the Plan, unless the act or omission violates the standard of care described in this Section.

                    7.5          Claims Procedure.

                    Any Participant whose application for benefits under the Plan has been denied, in whole or in part, shall be given written notice of the denial of benefits by the Plan Administrator. The notice shall be in easily understood language and shall indicate the reasons for denial and the specific provisions of the Plan on which the denial is based. The notice shall explain that the Participant may request a review of the denial and the procedure for requesting review. The notice shall describe any additional information necessary to perfect the Participant's claim and explain why such information is necessary.

                    A Participant may make a written request to the Plan Administrator for a review of any denial of benefits under this Plan. The request for review must be in writing and must be made within 90 days after the mailing date of the notice of denial. The request shall refer to the provisions of the Plan on which it is based and shall set forth the facts relied upon as justifying a reversal or modification of the determination being appealed.

                    A Participant who requests a review of a denial of benefits in accordance with this claims procedure may examine pertinent documents and submit pertinent issues and comments in writing. A Participant may have a duly authorized representative act on his behalf in exercising his right to request a review and any other rights granted by this claims procedure.

The Plan Administrator shall provide a review of the decision denying the claim for benefit within 60 days after receiving the written request for review.

                    However, in the event of a change in control as described in Section 5.1, the dispute resolution procedure set forth in Schedule 11(c) of the Participant's Executive Severance Agreement with Employer shall be substituted for the claims procedure set forth in this Section and in Appendix B. Further, in the event of a change in control as described in Section 5.1 and a dispute between the Participant and Employer and/or the Plan Administrator, the determinations of Employer and/or the Plan Administrator shall not be entitled to deference, it being the intent of the parties that there shall be independent determinations of any disputed fact or issue through the dispute resolution procedure.

ARTICLE VIII

MISCELLANEOUS

                    8.1          Funding of Benefits.

                    The Plan shall be unfunded, except as provided in Section 5.4. Although Employer may make corporate investments to fund its potential liability under the Plan, all benefits shall be paid directly by Employer from its general assets to Participants who qualify for benefits. Employer's obligation to pay benefits under the Plan shall be unsecured.

                    8.2          Spendthrift Provision.

                    No benefit or interest under the Plan is subject to assignment or alienation, whether voluntary or involuntary. Any assignment or alienation of benefits shall be void.

                    8.3          Employment Rights.

                    The existence of the Plan shall not grant a Participant any legal right to continue as an Employee nor affect the right of Employer to discharge a Participant.

                    8.4          Amendment or Termination.

                    Employer shall have the right to amend or terminate the Plan at any time by action of its Board of Directors. However, no amendment or termination shall reduce a Participant's benefits to an amount less than the benefit to which the Participant would be entitled under the Plan if he had terminated employment as of the date of the amendment or termination. The effect of Employer's amendment or termination of the Plan on a Participant's benefit, as set forth in the immediately preceding sentence, is subject to Section 5.1 (which requires a Participant's benefits to be nonforfeitable and fully vested upon a change in control) and the terms of any applicable employment agreement between Employer and a Participant.

                    8.5          Construction.

                    Words used in the masculine shall apply to the feminine where applicable; and wherever the context of the Plan dictates, the plural shall be read as the singular and the singular as the plural.

                    8.6          Executive Severance Agreement.

                    Each Participant shall enter into an Executive Severance Agreement with Employer. It is intended that the terms of the Plan with respect to a Participant be interpreted in a manner consistent with that Participant's Executive Severance Agreement. Thus, with respect to a Participant, in the event of a conflict between the terms of the Plan and the terms of the Participant's Executive Severance Agreement, the terms of the Executive Severance Agreement shall control.

                    8.7          Governing Law.

                    To the extent that Michigan law is not preempted by ERISA, the provisions of the Plan shall be governed by the laws of the state of Michigan.

                    IN WITNESS OF WHICH, Employer has adopted the Plan this 23rd day of February, 1999.

SPARTAN STORES, INC.

By	/s/ Russell H. VanGilder, Jr.

Its Chairperson of the Board of Directors

APPENDIX A

SPARTAN STORES, INC.
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Application for Participation

                   [Omitted.]

APPENDIX B

SPARTAN STORES, INC.
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Arbitration Procedure

                    [Omitted.]

APPENDIX C

SPARTAN STORES, INC.
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Benefit for James B. Meyer

                    [Omitted.]